Phoenix Investment Partners


[GRAPHICS OMITTED]

SENECA


ANNUAL REPORT

SEPTEMBER 30, 2001

Phoenix-Seneca
Bond Fund

Phoenix-Seneca
Mid-Cap "EDGE"SM
Fund

Phoenix-Seneca
Real Estate Securities
Fund

[GRAPHICS OMITTED]

PHOENIX
INVESTMENT PARTNERS
A member of The Phoenix Companies, Inc.

MESSAGE FROM THE CHIEF INVESTMENT OFFICER

DEAR SHAREHOLDER:

   As I write to you, the nation has entered a period of mourning following the tragic events of September 11, 2001. It is also a period of waiting. As the nation mourns, we wait for new routines, new shared beliefs, a new "normality" to take shape. As we wait, we're acutely and uncomfortably aware of how little we know. In the complex chains of human interaction, outcomes are never fully predictable. The events of September 11 underscore the apparent capriciousness of life and our inability to know the future.

   It is humbling and frightening to recognize that we cannot know. To make decisions -- to travel, to spend, to invest -- in the absence of complete information requires courage and faith. As long as the painful awareness of uncertainty plagues the market, volatility will be high. Volatility soared after the attacks and continues to register extreme readings. The unsettled military and political situation virtually ensures that uncertainty, fear, and volatility will linger for some time.

   How can we craft an investment strategy in such trying times? Let us point out that uncertainty is the norm in markets. Investors are always called upon to make judgments without full knowledge of the economy, profits, or exogenous events. Now, we are keenly aware of that uncertainty, and many investors are reacting with fear, not focus. Analysis of the fundamentals is always an imperfect science, but diligent investors must find a rational basis for decisions in all environments, including this one.

   At Seneca, we base our strategy and market outlook on economic fundamentals. Those fundamentals have shifted as a result of the attacks. Whereas we were skirting a recession before September 11, courtesy of a resilient consumer, we will now almost certainly sink into recession, driven by spending pullbacks by worried consumers and businesses. The immediate economic impacts of the attacks are widespread, ranging from supply chain disruptions to retail spending to advertising and even to media product delays, among others. A sharp economic contraction is likely in both the third and fourth quarters of 2001. Corporate profit growth, which we had expected would trough in the June quarter, is now set to decline further.

   Just as the war against terrorism will be fought with tremendous focus and might, potent monetary and fiscal measures will be marshaled to stem the economic slump. Already, monetary authorities have injected an unprecedented supply of liquidity into the banking system in the U.S., and short-term interest rates stand at the lowest levels in 40 years. The Federal Reserve cut rates in September and October and indicated the willingness to continue. Major central banks around the world have followed suit. We expect similarly aggressive fiscal stimulus.

                                                           (continued on page 2)

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

   In short, we expect that this tragedy compressed what was a slow erosion of the economy and profits into an immediate contraction in activity, followed by a strong snap-back in the economy in 2002. This oversold stock market has been searching for a bottom for months now. We believe these events will provide it, and then lead us higher.

   As singular as the current crisis is, market reaction thus far conforms to the historical pattern. After a steep sell-off in the week of September 17, stocks rebounded decisively in the final week of September. Trading in the U.S. dollar followed a similar course. This apparent stabilization in the markets is impressive in light of the ongoing political and economic uncertainties and the lack of major military response. The sheer ability of the markets to resume normal operations and handle record volumes also provides evidence that the business infrastructure of the world's largest economy is resilient. Terrorists have struck a stinging blow in the battle against us, but they will not win the war. The immediate future is fraught with uncertainty and challenge, but prudent investors will use the dislocations of the current market to build positions in the future of American business.

   Our spirits were assaulted in this attack, but our faith in the American people and our appreciation of our institutions has been strengthened. The banking system is strong, the markets are functioning, and political partisanship has been eclipsed by an undivided will to overcome tragedy. Strong financial markets are integral markers of our progress. We are sure that all of the monetary and fiscal resources of this great nation are being harnessed to ensure near-term stabilization and long-term growth. One should not bet against it.

Sincerely,

/s/ GAIL P. SENECA
Gail P. Seneca

Founder & Chief Investment Officer
Seneca Capital Management LLC

OCTOBER 2, 2001

TABLE OF CONTENTS

Phoenix-Seneca Bond Fund ...........................................       4
Phoenix-Seneca Mid-Cap "EDGE"SM Fund ...............................      15
Phoenix-Seneca Real Estate Securities Fund .........................      24
Notes to Financial Statements ......................................      32

PHOENIX-SENECA BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADER, CHARLES B. DICKE, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks high total return from both current income and capital appreciation.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001?

A: For the 12 months ended September 30, 2001, Class X shares rose 9.84%, Class A shares gained 9.54%, Class B shares were up 8.67%, and Class C shares increased 8.65%. The Lehman Aggregate Bond Index returned 12.95% for the same period.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

      Our bond portfolios continue to produce above-market current income, due to our strategic preference for non-Treasury debt. Over more than a decade, this approach has produced returns that have substantially led the market. In crisis periods, however, as followed the terrorist attacks, the flight to the perceived safety of Treasury securities undermines our near-term results. All "spread" sectors, from investment-grade corporates to government-backed mortgage securities, suffered in the rush to the ultimate safety of Treasuries.

Q: HOW WOULD YOU CHARACTERIZE THE FIXED-INCOME MARKET ENVIRONMENT?

A: The bond markets, like all of us, were shocked by the events of September 11, 2001. The Fed cut rates by 50 basis points before the stock market reopened on September 17 and then again on October 2. The Fed funds target rate stands at 2.5%, the lowest level in 40 years. The Fed's actions were accompanied by coordinated central bank easing by all major monetary authorities around the world. U.S. monetary authorities have injected an unprecedented supply of liquidity into the banking system. In addition, the Fed has given explicit directives to banks, encouraging flexibility with borrowers. This should considerably ease the economic pain of the attack's aftermath.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: All spread sectors (i.e., non-Treasury issues), from investment-grade corporate bonds to government-backed mortgage securities suffered in the rush to the safety of U.S. Teasuries. The flight to the perceived safety of Treasury securities hurt the portfolio's near-term results due to our strategic preference for non-Treasury debt, given our "value-driven" investment process. For example, equipment trust certificates, which are secured by aircraft, suffered due to the events of September 11. The poor showing of these high quality investment-grade securities contributed to a difficult final quarter for corporate bonds.

Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED?

A: We believe high yield spreads and other spread products offer great opportunity now, since Treasury yields are so low. In a "flight to quality and liquidity," U.S. Treasury prices surged, especially in short-term maturities. Short-term yields now hover in the 2.2% range, while the 30-year bond is at 5.38%. The aggressive front-end rally steepened the yield curve as the spread between two-year bonds and 30-year bonds moved out to 256 basis points at the end of September versus 151 basis points just three months before.

1 THE LEHMAN AGGREGATE BOND INDEX MEASURES BROAD BOND MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

      We continue to maintain a strategic overweight in high quality, high yield corporates. Relative to Treasuries, corporates are historically cheap. We believe they have the potential to produce strong returns as the economic recovery ensues. Our current exposure is about 33%. We hold about 17% of the portfolio in investment-grade bonds, and the remainder in high yield corporates. U.S. government securities represent the second largest weighting as of September 30, 2001. We are slightly underweighted in mortgages due to the continued high refinance cycle and prepayment risk as well as falling interest rates. Currently, our portfolios have a slightly longer duration than the index, since we see no meaningful inflation pressure in the economy.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We are very bullish right now. The recession is worse than we originally thought; retail sales are down and could continue to decline from here. The Fed is not done cutting rates, in our opinion, and we anticipate long- and short-term rates will come down more and stay low for a while. We believe we will be in recession/recovery mode in the second quarter of next year and that the market should begin to show signs of improvement prior to the actual economic recovery. As the economy and the market recover, higher yielding corporate bonds should fare quite well, we think.

                                                                NOVEMBER 1, 2001

Phoenix-Seneca Bond Fund

AVERAGE ANNUAL TOTAL RETURNS 1                   PERIOD ENDING 9/30/01 INCEPTION


                                                                                     INCEPTION       INCEPTION
                                                             1 YEAR       5 YEARS    TO 9/30/01        DATE
                                                             ------       -------    ----------      ---------
Class X Shares at NAV 2                                       9.84%        8.01%        7.94%         3/7/96

Class A Shares at NAV 2                                       9.54           --         5.61          7/1/98
Class A Shares at POP 3                                       4.34           --         4.04          7/1/98

Class B Shares at NAV 2                                       8.67           --         4.78          7/1/98
Class B Shares with CDSC 4                                    4.67           --         4.25          7/1/98

Class C Shares at NAV 2                                       8.65           --         4.79          7/1/98
Class C Shares with CDSC 4                                    8.65           --         4.79          7/1/98

Lehman Aggregate Bond Index 7                                12.95         8.05       Note 5          Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index  performance  is 7.49% for Class X (since 3/7/96) and 7.22% for Class A,
  Class B and Class C (since 7/1/98).

6 This chart  illustrates  NAV  returns  on Class X shares.  Returns on Class A,
  Class B and Class C shares will vary due to differing sales charges.

7 The Lehman Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       Phoenix-Seneca Bond      Lehman Aggregate
                         Fund Class X 6          Bond Index 7
3/7/96                     $10,000.00             $10,000.00
9/30/96                     10,413.20              10,146.20
9/30/97                     11,585.80              11,131.50
9/30/98                     12,679.20              12,412.70
9/30/99                     13,124.00              12,367.30
9/29/00                     13,934.20              13,231.60
9/28/01                     15,304.80              14,945.50

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/7/96 (inception of the Fund) in Class X shares and reflects no sales charge. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        9/30/01

As a percentage of bond holdings

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate                       33%
U.S. Government                 32
Agency Mortgage-Backed          15
Non-Agency Mortgage-Backed       7
Foreign Corporate                4
Asset-Backed                     2
Agency Non Mortgage-Backed       2
Other                            5

Phoenix-Seneca Bond Fund

TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. U.S. Government Securities                           31.5%
    U.S. TREASURY BONDS & NOTES
 2. Fannie Mae TBA 6.50%, 10/15/31                        3.3%
    AGENCY MORTGAGE-BACKED SECURITY
 3. Fannie Mae 6%, 4/1/16                                 2.4%
    AGENCY MORTGAGE-BACKED SECURITY
 4. Fannie Mae 5.25%, 6/15/06                             2.3%
    AGENCY NON MORTGAGE-BACKED SECURITY
 5. Fox/Liberty Networks LLC                              2.0%
    CORPORATE BOND
 6. First Union--Lehman Brothers--Bank of America         1.9%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 7. Fannie Mae 7%, 2/18/27                                1.8%
    AGENCY MORTGAGE-BACKED SECURITY
 8. United Mexican States Global Bond                     1.6%
    FOREIGN GOVERNMENT BOND
 9. DLJ Commercial Mortgage Corp.                         1.4%
    NON-AGENCY MORTGAGE-BACKED SECURITY
10. Colonial Bank                                         1.4%
    CORPORATE BOND

                       INVESTMENTS AT SEPTEMBER 30, 2001

                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            ----------- -------  -----------
U.S. GOVERNMENT SECURITIES--31.5%
U.S. TREASURY BONDS--7.6%
U.S. Treasury Bonds 6.25%, 5/15/30 ...........   Aaa    $ 3,850  $ 4,284,630

U.S. Treasury Bonds Strip P.O. 0%, 5/15/20 ...   Aaa      4,295    1,412,965
                                                                 -----------
                                                                   5,697,595
                                                                 -----------

U.S. TREASURY NOTES--23.9%
U.S. Treasury Inflationary Notes 3.625%,
1/15/08 ......................................   Aaa        525      598,617

U.S. Treasury Notes 5.75%,
11/15/05(e) ..................................   Aaa      3,690    3,970,499

U.S. Treasury Notes 4.625%, 5/15/06 ..........   Aaa     12,990   13,448,703
                                                                 -----------
                                                                  18,017,819
                                                                 -----------

----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $23,546,020)                                     23,715,414
----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--14.6%
Fannie Mae 6%, 4/1/16 ........................   Aaa      1,803    1,834,229

Fannie Mae 7%, 1/25/24 .......................   Aaa      1,000    1,028,912

Fannie Mae 7%, 2/18/27 .......................   Aaa      1,348    1,389,446

Fannie Mae 6.50%, 7/1/29 .....................   Aaa        432      440,048

Fannie Mae 6.50%, 8/1/29 .....................   Aaa        841      856,355

Fannie Mae 6.50%, 3/1/31 .....................   Aaa        482      490,916

Fannie Mae Strip I.O. 5.81%,
10/25/23(c) ..................................   Aaa          5           45


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            ----------- -------  -----------
Fannie Mae TBA 6.50%, 10/15/31 ...............   Aaa     $2,480   $2,521,074

Freddie Mac 7%, 7/1/09 .......................   Aaa        732      760,296

Freddie Mac 7%, 7/15/23 ......................   Aaa        884      908,803

GNMA TBA 7.50%, 10/25/31 .....................   Aaa        725      755,586

----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $10,803,593)                                     10,985,710
----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--2.3%

Fannie Mae 5.25%, 6/15/06(e) .................   Aaa      1,700    1,769,306

----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,715,286)                                       1,769,306
----------------------------------------------------------------------------


CORPORATE BONDS--32.3%

AIRLINES--1.1%
Alaska Airlines, Inc. Series A 9.50%,
4/12/10 ......................................   Baa        104      107,204

Alaska Airlines, Inc. Series D 9.50%,
4/12/12 ......................................   Baa        422      412,255

Delta Air Lines, Inc. Series B2 10.06%,
1/2/16 .......................................   Baa         65       53,576

United Airlines, Inc. Series 91-B 10.11%,
2/19/06 ......................................   Baa         15       14,700

United Airlines, Inc. Series 91-E 9.76%,
5/27/06 ......................................   Baa         78       71,119

                        See Notes to Financial Statements
                                                                               7

Phoenix-Seneca Bond Fund


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            ----------- -------  -----------
United Airlines, Inc. Series 95-A1 9.02%,
4/19/12 ......................................   Baa     $  171   $  172,384
                                                                 -----------
                                                                     831,238
                                                                 -----------

BANKS (MAJOR REGIONAL)--0.4%
First Republic Bank 7.75%, 9/15/12 ...........   BB+(d)     300      271,749

BANKS (MONEY CENTER)--0.6%
BankAmerica Corp. Institutional Series A 144A
8.07%, 12/31/26(b) ...........................   Aa         400      411,090

BANKS (REGIONAL)--1.4%
Colonial Bank 9.375%, 6/1/11 .................   Ba       1,000    1,063,714

BROADCASTING (TELEVISION, RADIO & CABLE)--5.0%
Adelphia Communications Corp. Series B
9.50%, 2/15/04 ...............................    B         651      582,525

Charter Communications, Inc. 0%, 1/15/10(c)       B         500      320,000

Clear Channel Communications, Inc. 8%,
11/1/08 ......................................   Ba         500      521,250

Fox / Liberty Networks LLC 0%, 8/15/07(c)(e)..   Ba       1,580    1,516,800

Fox Kids Worldwide, Inc. 0%, 11/1/07(c) ......    B         350      334,250

Jones Intercable, Inc. 9.625%, 3/15/02 .......   Baa        300      307,125

Turner Broadcasting System, Inc. 8.40%,
2/1/24 .......................................   Baa        200      205,683
                                                                 -----------
                                                                   3,787,633
                                                                 -----------

COMMUNICATIONS EQUIPMENT--0.6%
Crown Castle International Corp. 0%,
5/15/11(c) ...................................    B         700      406,000

CONSUMER FINANCE--1.6%
Avis Group Holdings, Inc. 11%, 5/1/09 ........   Baa      1,000    1,030,000

Countrywide Capital I 8%, 12/15/26 ...........    A         200      199,640
                                                                 -----------
                                                                   1,229,640
                                                                 -----------

ELECTRIC COMPANIES--3.1%
Mirant Americas Generation, Inc. 8.30%,
5/1/11 .......................................   Baa        600      633,164

Orion Power Holdings, Inc. 12%,
5/1/10 .......................................   Ba         500      642,500

Southern Energy 144A 7.90%,
7/15/09(b)(e) ................................   Baa      1,000    1,032,395
                                                                 -----------
                                                                   2,308,059
                                                                 -----------

ENTERTAINMENT--1.3%
Time Warner, Inc. 9.125%, 1/15/13 ............   Baa         65       76,637

Time Warner, Inc. 6.85%, 1/15/26 .............   Baa        620      643,760


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            ----------- -------  -----------
United Artists Theatre Circuit, Inc.
Series 95-A 9.30%, 7/1/15 ....................   Caa     $  309   $  262,550
                                                                 -----------
                                                                     982,947
                                                                 -----------

FINANCIAL (DIVERSIFIED)--1.3%
Dollar Financial Group, Inc. Series A 10.875%,
11/15/06 .....................................    B          75       72,375

Meditrust 7.82%, 9/10/26 .....................   Ba         111      104,895

Meristar Hospitality Corp. 144A 9%,
1/15/08(b) ...................................   Ba         345      281,175

Sovereign Real Estate Investment Trust 12%,
8/29/49 ......................................   Ba         500      506,250
                                                                 -----------
                                                                     964,695
                                                                 -----------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.5%
Universal Health Services, Inc. 8.75%,
8/15/05 ......................................   Ba         400      404,723

HOMEBUILDING--1.3%
Centex Corp. 7.875%, 2/1/11(e) ...............   Baa      1,000    1,010,815

INVESTMENT BANKING/BROKERAGE--1.7%
Lehman Brothers Holdings, Inc. 8.80%,
3/1/15 .......................................    A          80       95,361

Lehman Brothers Holdings, Inc. Series F 7%,
5/15/03 ......................................    A         500      522,243

Socgen Real Estate LLC Series A 144A 7.64%,
12/29/49(b)(c) ...............................    A         650      684,487
                                                                 -----------
                                                                   1,302,091
                                                                 -----------

LODGING-HOTELS--1.0%
Hammons (John Q.) Hotels, Inc. 8.875%,
2/15/04 ......................................    B         530      469,050

Hammons (John Q.) Hotels, Inc. 9.75%,
10/1/05 ......................................    B         100       89,500

La Quinta Inns 7.40%, 9/15/05 ................   Ba         207      189,405
                                                                 -----------
                                                                     747,955
                                                                 -----------

MANUFACTURING (SPECIALIZED)--0.3%
BGF Industries, Inc. Series B 10.25%,
1/15/09 ......................................    B         300      243,000

OIL & GAS (REFINING & MARKETING)--0.4%
El Paso Tenneco RACERS 97-C-1-2 144A
9.14%, 12/31/01(b) ...........................   Baa        300      296,100

PUBLISHING (NEWSPAPERS)--0.4%
Garden State Newspapers, Inc. Series B
8.75%, 10/1/09 ...............................    B         325      279,500

                        See Notes to Financial Statements
8

Phoenix-Seneca Bond Fund


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            ----------- -------  -----------
REITS--2.7%
Archstone Communities Trust 7.375%,
10/15/06 .....................................   Baa     $  100   $  104,905

Archstone Communities Trust 6.875%,
2/15/08 ......................................   Baa          4        4,392

Archstone Communities Trust 7.90%,
2/15/16 ......................................   Baa        200      198,780

ERP Operating L.P. 7.57%, 8/15/26 ............    A         170      185,406

Evans Withycomb Residential, Inc. 7.50%,
4/15/04 ......................................    A         100      106,460

First Industrial L.P. 7.15%, 5/15/27 .........   Baa        500      509,048

Washington Real Estate Investment Trust
7.125%, 8/13/03 ..............................   Baa        110      114,927

Weingarten Realty Investors 144A 7%,
7/15/11(b) ...................................    A         800      822,194
                                                                 -----------
                                                                   2,046,112
                                                                 -----------

RESTAURANTS--0.3%
Jack in the Box, Inc. Series B 9.75%,
11/1/03 ......................................   BB+(d)     250      255,313

RETAIL (FOOD CHAINS)--1.0%
Stater Brothers Holdings, Inc. 10.75%,
8/15/06(e) ...................................    B         750      738,750

RETAIL (GENERAL MERCHANDISE)--0.5%
K Mart Funding Corp. Series F 8.80%,
7/1/10 .......................................   Baa        411      404,209

SERVICES (COMMERCIAL & CONSUMER)--0.7%
Protection One Alarm Monitoring, Inc. 7.375%,
8/15/05 ......................................    B         500      382,500

SC International Services, Inc. Series B 9.25%,
9/1/07 .......................................   Baa        190      149,150
                                                                 -----------
                                                                     531,650
                                                                 -----------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.1%
Nextel Communications, Inc. 0%,
10/31/07(c) ..................................    B         950      553,375

Sprint Spectrum L.P 12.50%, 8/15/06(c)(e) ....   Baa        941    1,048,372
                                                                 -----------
                                                                   1,601,747
                                                                 -----------

TEXTILES (APPAREL)--0.9%
Levi Strauss & Co. 7%, 11/1/06 ...............    B       1,000      665,000

WASTE MANAGEMENT--0.7%
Waste Management, Inc. 7%, 10/1/04 ...........   Ba         500      528,995


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            ----------- -------  -----------
WATER UTILITIES--1.4%
Marlin Water Trust 144A 6.31%,
7/15/03(b)(e) ................................   Baa     $1,000   $1,020,451

----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $25,009,228)                                     24,333,176
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--6.8%

COMM Mortgage Trust 00-C1, A1 7.206%,
9/15/08 ......................................   AAA(d)     685      740,306

DLJ Commercial Mortgage Corp. 98-CG1,
A1A 6.11%, 12/10/07 ..........................   AAA(d)   1,039   11,084,181

First Union - Lehman Brothers - Bank
of America 98-C2, A2 6.56%, 11/18/08 .........   Aaa      1,335    1,422,074

First Union National Bank Commercial
Mortgage 01-C3, A3 6.423%, 8/15/23 ...........   AAA(d)     500      523,471

First Union - Lehman Brothers - Bank of
America 98-C2, A1 6.28%, 11/18/35 ............   Aaa        801      839,916

G.E. Capital Mortgage Services, Inc.
94-21, B1 6.50%, 8/25/09 .....................    A          22       22,107

Lehman ABS Corp. 94-C2, A 8.145%,
11/2/07 ......................................   BBB+(d)     54       50,262

Saxon Asset Securities Trust 00-1,
AF3 7.755%, 10/25/20 .........................   Aaa        425      447,961

----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,902,650)                                       5,130,278
----------------------------------------------------------------------------


FOREIGN GOVERNMENT SECURITIES--1.6%

MEXICO--1.6%
United Mexican States Global Bond
8.375%, 1/14/11 ..............................   Baa      1,200    1,191,000

----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $1,165,604)                                       1,191,000
----------------------------------------------------------------------------


ASSET BACKED SECURITIES--2.4%

Chase Manhattan Auto Owner Trust 01-A,
A4 5.07%, 2/15/08(e) .........................   Aaa      1,000    1,028,795

The Money Store Home Equity Trust 97-D,
AF7 6.485%, 12/15/38 .........................   Aaa        745      779,413

----------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES
(IDENTIFIED COST $1,759,310)                                       1,808,208
----------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Seneca Bond Fund


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            ----------- -------  -----------
FOREIGN CORPORATE BONDS--4.0%
CANADA--1.0%
Rogers Cantel, Inc. 9.375%, 6/1/08 ...........   Baa     $  750   $  735,000

MEXICO--2.0%
Pemex Finance Ltd. 6.30%, 5/15/10 ............   Aaa        500      500,705

Pemex Finance Ltd. 9.03%, 2/15/11 ............   Baa        470      519,722

Pemex Finance Ltd. 10.61%, 8/15/17 ...........   Baa        450      542,304
                                                                 -----------
                                                                   1,562,731
                                                                 -----------

UNITED KINGDOM--1.0%
Abbey National PLC 7.35%, 10/29/49(c) ........   Aa         100      101,139

Credit Suisse Group 144A 7.90%,
5/1/07(b)(c) .................................    A         350      372,864

Terra Nova (U.K.) Holdings 7.20%,
8/15/07 ......................................   Baa        250      254,936
                                                                 -----------
                                                                     728,939
                                                                 -----------

----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $3,044,695)                                       3,026,670
----------------------------------------------------------------------------


CONVERTIBLE BONDS--0.9%

COMMUNICATIONS EQUIPMENT--0.9%
Ciena Corp. Cv . 3.75%, 2/1/08 ...............   Ba         620      373,550

Comverse Technology, Inc. Cv. 1.50%,
12/1/05 ......................................   BB(d)      455      329,875
                                                                 -----------
                                                                     703,425
                                                                 -----------

----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $783,419)                                           703,425
----------------------------------------------------------------------------

                                                         SHARES
                                                         ------
PREFERRED STOCK--1.4%

BANKS (MAJOR REGIONAL)--0.4%
First Republic Bank Series A Pfd. 144A 10.50%(b) .....    3,000      281,250

TELEPHONE--1.0%
Broadwing Communications, Inc. Pfd.
Series B 12.50% ......................................    8,500      790,500

----------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $1,228,375)                                       1,071,750
----------------------------------------------------------------------------


                                                         SHARES     VALUE
                                                         ------  -----------

CONVERTIBLE PREFERRED STOCKS--0.2%

REITS--0.1%

Equity Office Properties Trust Series B Cv. Pfd.
144A 5.25%(b) ........................................    2,000  $    95,700

SERVICES (COMMERCIAL & CONSUMER)--0.1%

United Rentals Inc. Trust I Cv. Pfd.
144A 6.50%(b) ........................................    2,000       60,250

----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $200,000)                                           155,950
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.0%
(IDENTIFIED COST $74,158,180)                                     73,890,887
----------------------------------------------------------------------------

                                                            PAR
                                                           VALUE
                                                           (000)
                                                           ------
SHORT TERM OBLIGATIONS--0.3%

REPURCHASE AGREEMENT--0.3%

State Street Bank & Trust Co. repurchase
agreement, 1.25% dated 9/28/01 due 10/1/01,
repurchase price $189,020, collateralized
by U.S. Treasury Bond 7.50%, 11/15/16,
market value $194,898 ................................  $   189      189,000

----------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $189,000)                                           189,000
----------------------------------------------------------------------------


TOTAL INVESTMENTS--98.3%
(IDENTIFIED COST $74,347,180)                                     74,079,887(a)

Other assets and liabilities, net--1.7%                            1,299,490
                                                                 -----------
NET ASSETS--100%                                                 $75,379,377
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,571,029 and gross depreciation of $1,845,971 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $74,354,829.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001 these securities amounted to a value of $5,357,956 or 7.1% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) As rated by Standard & Poors, Fitch or Duff & Phelps.
(e) All or a portion segregated as collateral for TBA Securities.

                       See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001

ASSETS
Investment securities at value
   (Identified cost $74,347,180)                               $74,079,887
Receivables
   Investment securities sold                                    6,985,449
   Interest and dividends                                        1,129,990
   Fund shares sold                                                732,273
   Receivable from adviser                                           2,438
Prepaid expenses                                                       846
                                                               -----------
     Total assets                                               82,930,883
                                                               -----------
LIABILITIES
Payables
   Cash overdraft                                                   11,778
   Investment securities purchased                               7,137,063
   Fund shares repurchased                                         276,389
   Distribution fee                                                 34,909
   Investment advisory fee                                          15,103
   Transfer agent fee                                               13,825
   Financial agent fee                                               7,093
   Trustees' fee                                                     2,041
Accrued expenses                                                    53,305
                                                               -----------
     Total liabilities                                           7,551,506
                                                               -----------
NET ASSETS                                                     $75,379,377
                                                               ===========

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $75,309,957
Undistributed net investment income                                634,441
Accumulated net realized loss                                     (297,728)
Net unrealized depreciation                                       (267,293)
                                                               -----------
NET ASSETS                                                     $75,379,377
                                                               ===========
CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $48,447,975)              4,640,824
Net asset value and offering price per share                        $10.44

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $15,376,398)              1,483,205
Net asset value per share                                           $10.37
Offering price per share $10.37/(1-4.75%)                           $10.89

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $7,713,086)                 752,787
Net asset value and offering price per share                        $10.25

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,841,918)                 374,376
Net asset value and offering price per share                        $10.26


                            STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME
Interest                                                      $4,573,396
Dividends                                                        184,492
                                                              ----------
     Total investment income                                   4,757,888
                                                              ----------
EXPENSES
Investment advisory fee                                          312,478
Distribution fee, Class A                                         29,959
Distribution fee, Class B                                         50,556
Distribution fee, Class C                                         28,148
Financial agent fee                                               86,390
Transfer agent                                                    82,885
Registration                                                      37,300
Professional                                                      22,951
Custodian                                                         21,278
Trustees                                                          16,393
Printing                                                          11,425
Amortization of deferred organization expenses                     2,840
Miscellaneous                                                     11,586
                                                              ----------
     Total expenses                                              714,189
     Less expenses borne by investment adviser                   (61,964)
     Custodian fees paid indirectly                               (5,866)
                                                              ----------
     Net expenses                                                646,359
                                                              ----------
NET INVESTMENT INCOME                                          4,111,529
                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized loss on securities                                  (87,628)
Net change in unrealized appreciation (depreciation) on
   investments                                                 1,424,868
                                                              ----------
NET GAIN ON INVESTMENTS                                        1,337,240
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $5,448,769
                                                              ==========

                        See Notes to Financial Statements
                                                                              11

Phoenix-Seneca Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year Ended          Year Ended
                                                                                      9/30/01            9/30/00
                                                                                    -----------        -----------
FROM OPERATIONS
   Net investment income (loss)                                                     $ 4,111,529        $ 3,356,304
   Net realized gain (loss)                                                             (87,628)          (177,909)
   Net change in unrealized appreciation (depreciation)                               1,424,868           (504,232)
                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        5,448,769          2,674,163
                                                                                    -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                    (2,769,948)        (2,515,070)
   Net investment income, Class A                                                      (767,943)          (292,804)
   Net investment income, Class B                                                      (311,389)          (164,557)
   Net investment income, Class C                                                      (176,262)           (86,111)
   Net realized gains, Class X                                                               --           (234,671)
   Net realized gains, Class A                                                               --            (20,533)
   Net realized gains, Class B                                                               --            (18,242)
   Net realized gains, Class C                                                               --             (7,732)
                                                                                    -----------        -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                         (4,025,542)        (3,339,720)
                                                                                    -----------        -----------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (1,276,355 and 713,599 shares, respectively)        13,270,239          7,223,007
   Net asset value of shares issued from reinvestment of distributions
     (260,508 and 267,292 shares, respectively)                                       2,689,580          2,688,008
   Cost of shares repurchased (832,955 and 412,686 shares, respectively)             (8,569,115)        (4,171,320)
                                                                                    -----------        -----------
Total                                                                                 7,390,704          5,739,695
                                                                                    -----------        -----------
CLASS A
   Proceeds from sales of shares (1,515,183 and 565,362 shares, respectively)        15,638,816          5,655,310
   Net asset value of shares issued from reinvestment of distributions
     (40,304 and 24,149 shares, respectively)                                           413,944            241,471
   Cost of shares repurchased (798,016 and 129,252 shares, respectively)             (8,256,255)        (1,301,813)
                                                                                    -----------        -----------
Total                                                                                 7,796,505          4,594,968
                                                                                    -----------        -----------
CLASS B
   Proceeds from sales of shares (528,881 and 205,347 shares, respectively) .         5,423,019          2,071,941
   Net asset value of shares issued from reinvestment of distributions
     (14,051 and 6,271 shares, respectively)                                            143,468             62,389
   Cost of shares repurchased (97,526 and 59,449 shares, respectively)                 (999,262)          (590,669)
                                                                                    -----------        -----------
Total                                                                                 4,567,225          1,543,661
                                                                                    -----------        -----------
CLASS C
   Proceeds from sales of shares (232,592 and 174,940 shares, respectively) .         2,381,528          1,761,161
   Net asset value of shares issued from reinvestment of distributions
     (11,786 and 7,493 shares, respectively)                                            120,311             74,661
   Cost of shares repurchased (64,594 and 31,077 shares, respectively)                 (659,233)          (311,354)
                                                                                    -----------        -----------
Total                                                                                 1,842,606          1,524,468
                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         21,597,040         13,402,792
                                                                                    -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                             23,020,267         12,737,235

NET ASSETS
   Beginning of period                                                               52,359,110         39,621,875
                                                                                    -----------        -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     OF $634,441 AND $516,396, RESPECTIVELY]                                        $75,379,377        $52,359,110
                                                                                    ===========        ===========

                        See Notes to Financial Statements
12

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS X
                                                     -------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------------------------------------------
                                                      2001             2000                1999            1998            1997
Net asset value, beginning of period                 $10.16           $10.35              $10.68          $10.47          $10.09
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.70(1)          0.77(1)             0.69(1)         0.56            0.62
   Net realized and unrealized gain (loss)             0.26            (0.18)              (0.31)           0.40            0.47
                                                     ------           ------              ------          ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.96             0.59                0.38            0.96            1.09
                                                     ------           ------              ------          ------          ------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.68)           (0.71)              (0.62)          (0.57)          (0.69)
   Dividends from net realized gains                     --            (0.07)              (0.09)          (0.18)          (0.02)
                                                     ------           ------              ------          ------          ------
     TOTAL DISTRIBUTIONS                              (0.68)           (0.78)              (0.71)          (0.75)          (0.71)
                                                     ------           ------              ------          ------          ------
Change in net asset value                              0.28            (0.19)              (0.33)           0.21            0.38
                                                     ------           ------              ------          ------          ------
NET ASSET VALUE, END OF PERIOD                       $10.44           $10.16              $10.35          $10.68          $10.47
                                                     ======           ======              ======          ======          ======
Total return                                           9.84%            6.17%               3.51%           9.44%          11.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $48,448          $39,981             $34,853         $26,455          $8,922

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  0.84%(9)         0.90%(5)(8)         1.06%(5)(7)     1.66%           1.53%(5)
   Net investment income (loss)                        6.79%            7.67%               6.60%           5.92%           6.31%
Portfolio turnover                                      170%              74%                 95%            112%          99.68%



                                                                                                  CLASS A
                                                                        ------------------------------------------------------
                                                                                                                       FROM
                                                                                YEAR ENDED SEPTEMBER 30,             INCEPTION
                                                                        --------------------------------------       7/1/98 TO
                                                                         2001            2000            1999         9/30/98
Net asset value, beginning of period                                    $10.11          $10.29          $10.68        $10.79
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                                        0.67            0.75            0.59          0.13
   Net realized and unrealized gain (loss)                                0.26           (0.18)          (0.33)        (0.07)
                                                                        ------          ------          ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                                     0.93            0.57            0.26          0.06
                                                                        ------          ------          ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                  (0.67)          (0.68)          (0.56)        (0.17)
   Dividends from net realized gains                                        --           (0.07)          (0.09)           --
                                                                        ------          ------          ------        ------
     TOTAL DISTRIBUTIONS                                                 (0.67)          (0.75)          (0.65)        (0.17)
                                                                        ------          ------          ------        ------
Change in net asset value                                                 0.26           (0.18)          (0.39)        (0.11)
                                                                        ------          ------          ------        ------
NET ASSET VALUE, END OF PERIOD                                          $10.37          $10.11          $10.29        $10.68
                                                                        ======          ======          ======        ======
Total return(2)                                                           9.54%           5.84%           2.46%         0.53%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                  $15,376          $7,335          $2,732          $348

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                                                  1.15%(9)        1.15%(8)        1.88%(7)      2.45%(3)
   Net investment income (loss)                                           6.42%           7.60%           5.80%         5.17%(3)
Portfolio turnover                                                         170%             74%             95%          112%(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.13%, 3.41% and 9.31% for the periods ended September 30, 2000, 1999 and 1997, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27%, 1.81%, 4.08% and 8.99% for the periods ended September 30, 2001, 2000, 1999 and 1998, respectively.
(7) For the period ended September 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(8) For the year ended September 30, 2000, the ratio of operating expenses to average net assets includes the effect of expense offset for custodian fees, if expense offsets were excluded, the ratio would have been 0.91% and 1.16% for Class X and Class A, respectively.
(9) For the year ended September 30, 2001, the ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 0.85% and 1.16% for Class X and Class A, respectively.

                      See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                                CLASS B
                                                                     ------------------------------------------------------------
                                                                                                                          FROM
                                                                               YEAR ENDED SEPTEMBER 30,                 INCEPTION
                                                                     ------------------------------------------         7/1/98 TO
                                                                      2001              2000              1999           9/30/98
Net asset value, beginning of period                                 $10.04            $10.27            $10.67          $10.79
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                                     0.57              0.68              0.52            0.11
   Net realized and unrealized gain (loss)                             0.28             (0.20)            (0.33)          (0.08)
                                                                     ------            ------            ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                                  0.85              0.48              0.19            0.03
                                                                     ------            ------            ------          ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                               (0.64)            (0.64)            (0.50)          (0.15)
   Dividends from net realized gains                                     --             (0.07)            (0.09)             --
                                                                     ------            ------            ------          ------
     TOTAL DISTRIBUTIONS                                              (0.64)            (0.71)            (0.59)          (0.15)
                                                                     ------            ------            ------          ------
Change in net asset value                                              0.21             (0.23)            (0.40)          (0.12)
                                                                     ------            ------            ------          ------
NET ASSET VALUE, END OF PERIOD                                       $10.25            $10.04            $10.27          $10.67
                                                                     ======            ======            ======          ======
Total return(2)                                                        8.67%             5.06%             1.67%           0.28%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                $7,713            $3,086            $1,593            $234

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                               1.90%(9)          1.90%(8)          2.62%(7)        3.20%(3)
   Net investment income (loss)                                        5.64%             6.83%             5.09%           4.42%(3)
Portfolio turnover                                                      170%               74%               95%            112%(4)


                                                                                               CLASS C
                                                                    ----------------------------------------------------------
                                                                                                                       FROM
                                                                           YEAR ENDED SEPTEMBER 30,                  INCEPTION
                                                                    ----------------------------------------         7/1/98 TO
                                                                     2001              2000            1999           9/30/98
Net asset value, beginning of period                                $10.06            $10.27          $10.67          $10.79
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                                    0.58              0.69            0.49            0.10
   Net realized and unrealized gain (loss)                            0.26             (0.20)          (0.30)          (0.07)
                                                                    ------            ------          ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                                 0.84              0.49            0.19            0.03
                                                                    ------            ------          ------          ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                              (0.64)            (0.63)          (0.50)          (0.15)
   Dividends from net realized gains                                    --             (0.07)          (0.09)             --
                                                                    ------            ------          ------          ------
     TOTAL DISTRIBUTIONS                                             (0.64)            (0.70)          (0.59)          (0.15)
                                                                    ------            ------          ------          ------
Change in net asset value                                             0.20             (0.21)          (0.40)          (0.12)
                                                                    ------            ------          ------          ------
NET ASSET VALUE, END OF PERIOD                                      $10.26            $10.06          $10.27          $10.67
                                                                    ======            ======          ======          ======
Total return(2)                                                       8.65%             5.12%           1.66%           0.28%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $3,842            $1,957            $444            $439

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                                              1.90%(9)          1.90%(8)        2.91%(7)        3.20%(3)
   Net investment income (loss)                                       5.69%             6.88%           4.71%           4.27%(3)
   Portfolio turnover                                                  170%               74%             95%            112%(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.35%, 3.08%, 5.67% and 15.79% for the periods ended September 30, 2001, 2000, 1999, and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.78%, 4.08%, 9.50% and 11.22% for the periods ended September 30, 2001, 2000, 1999 and 1998, respectively.
(7) For the periods ended September 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(8) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 1.91%.
(9) For the year ended September 30, 2001, the ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 1.91% and 1.91% for Class B and Class C, respectively.

                       See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"SM FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended September 30, 2001, Class A shares returned -44.42% compared with -18.11% for the broad-based S&P MidCap 400 Index.1 In comparison, "growth-oriented" style indices, such as the S&P MidCap 400 Growth Index declined 35.60% and the Russell Midcap Growth Index lost 51.77%.2 The Fund's Class B shares were down 44.83%, Class C shares fell 44.81% and Class X shares lost 44.25%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE LAST YEAR?

A: Just as we were beginning our new fiscal reporting period, the Nasdaq had begun to reverse its magnificent climb of 1999 and early 2000, and by the final quarter of 2000, not even the large-capitalization brand names of the S&P 500 seemed able to resist the broad market downturn. Indices with large technology representation, such as the "growth" indices, suffered the largest losses. As the stock slide accelerated, investor psychology soured. You may recall that TIME magazine featured a bear on its cover; the year before, it had named Amazon's CEO, Jeff Bezos, "man of the year."

      By early 2001, business activity had slowed around the world, led by a sharp decline in information-technology spending. Only the non-technology, non-telecommunications, presumably defensive sectors, such as health care and consumer staples, and the long-neglected areas of tobacco and utilities were intact. Corporate news continued to be negative during the year, with a record number of companies "pre-announcing" earnings shortfalls. The bad news was not confined to technology and telecommunications. Virtually all sectors were affected last year by the economic slowdown and investor negativity. Even companies with extremely strong earnings saw their stock prices drop as investors indiscriminately punished all stocks.

Q: WHAT SECTORS OR STOCKS HELPED OR DETRACTED FROM PERFORMANCE?

A: A significantly underweighted position in technology stocks compared with the Russell Midcap Growth Index -- a posture that the portfolio has held all year -- was the biggest positive factor in outperforming that style benchmark. The top 10 securities by contribution in the portfolio (as of September 30, 2001) even included a technology stock. Ironically, the technology sector was the biggest drag on performance versus the S&P MidCap 400 Index. The portfolio's tech weighting was roughly equal to the index, but the growth nature of our stocks hurt performance versus the S&P 400's more value-like holdings. An overweighted position in utilities also helped performance, as this was one of the better performing sectors in the final quarter of the fiscal year.

1 THE S&P MIDCAP 400 INDEX IS MEASURES MID-CAPITALIZATION STOCK TOTAL-RETURN
  PERFORMANCE.

2 THE RUSSELL MIDCAP GROWTH INDEX MEASURES MID-CAPITALIZATION, GROWTH-ORIENTED
  STOCK TOTAL-RETURN PERFORMANCE. THE S&P MIDCAP 400 GROWTH INDEX MEASURES MID-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

      An overweighted position in the consumer cyclicals sector, combined with the performance of some of those stocks, affected performance adversely. Three stocks in this sector were sold in the quarter: Cendant Corp, Jones Apparel and Crown Castle Corp. Cendant was the only stock in the portfolio that was specifically affected by the events of September 11, due to its exposure to the lodging and rental car industries. We also added a stock in this sector in the quarter, Office Depot, which posted a positive return and was one of the top 10 contributors to performance.

Q: WAS YOUR PORTFOLIO STRATEGY AFFECTED BY THE TERRORIST ATTACKS OF
SEPTEMBER 11?

A: As bottom-up, fundamental managers, we do not make strategic shifts based on macro events or forecasts, and this quarter, despite the historic events, was no exception. We were fortunate that the portfolio did not have any direct exposure to the airline or leisure industry, so that it did not suffer directly from the September 11 attacks.

      We have purchased a number of new stocks since that time, some of which are in the health-care sector, thus increasing the portfolio's weighting in that sector. The purchases were a result of our confidence in strong company fundamentals and superior relative earnings growth.

Q: WHAT IS YOUR NEAR-TERM OUTLOOK, GIVEN THE EVENTS OF SEPTEMBER 11?

A: Since the attacks, the flight to perceived quality and safety of the largest "blue-chip" companies has exacerbated the differential that has been evident all year between "growth" and "value" stocks. Near term, it would not be surprising to see further outperformance by the blue-chips, but we believe the valuation opportunities in smaller companies are substantial. The immediate future is fraught with uncertainty and challenge, but we believe prudent investors will view the dislocations of the current market as an opportunity to build positions in the future of American business.

                                                                OCTOBER 12, 2001

Phoenix-Seneca Mid-Cap "EDGE"SM Fund

AVERAGE ANNUAL TOTAL RETURNS 1                             PERIOD ENDING 9/30/01

                                                                                             INCEPTION      INCEPTION
                                                                     1 YEAR       5 YEARS    TO 9/30/01        DATE
                                                                     ------       -------    ----------     ---------
        Class X Shares at NAV 2                                      (44.25)%      8.70%       15.88%         3/8/96

        Class A Shares at NAV 2                                      (44.42)       8.31        15.45          3/8/96
        Class A Shares at POP 3                                      (47.62)       7.03        14.23          3/8/96

        Class B Shares at NAV 2                                      (44.83)         --         2.88          7/1/98
        Class B Shares with CDSC 4                                   (46.82)         --         2.38          7/1/98

        Class C Shares at NAV 2                                      (44.81)         --         2.88          7/1/98
        Class C Shares with CDSC 4                                   (44.81)         --         2.88          7/1/98

        S&P 400 MidCap Index 7                                       (18.11)      13.92       Note 5          Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 14.14% for Class X and Class A (since 3/8/96) and 6.84% for Class B and Class C (since 7/1/98).

6 This chart  illustrates NAV returns on Class X shares and POP returns on Class
  A shares. Returns on Class B and Class C shares will vary due to differing sales charges.

7 The S&P 400 MidCap Index is an unmanaged, commonly used measure of mid-cap stock total return performance. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Phoenix-Seneca Mid-Cap                  Phoenix-Seneca Mid-Cap                     S&P 400
                    "EDGE" SM Fund Class A at POP 6        "EDGE" SM Fund Class X at NAV 6             MidCap Index 7
3/8/96                         $9,425.00                              $10,000.00                         $10,000.00
9/30/96                        14,071.50                               14,970.00                          10,876.10
9/30/97                        15,653.90                               16,675.60                          15,129.10
9/30/98                        14,911.90                               15,972.20                          14,176.20
9/30/99                        19,724.20                               21,245.90                          17,790.40
9/30/00                        37,732.60                               40,751.30                          25,478.40
9/30/01                        20,970.20                               22,720.40                          20,864.60


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                   9/30/01
As a percentage of equity holdings

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Health-Care             28%
Technology              20
Consumer Cyclicals      19
Financials              11
Consumer Staples         8
Capital Goods            8
Energy                   5
Other                    1

Phoenix-Seneca Mid-Cap "EDGE"SM Fund

TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Tenet Healthcare Corp.                       4.1%
    OPERATOR OF SPECIALTY AND GENERAL HOSPITALS
 2. Laboratory Corporation of America Holdings   4.1%
    PROVIDES CLINICAL LAB SERVICES
 3. MGIC Investment Corp.                        3.9%
    PROVIDES PRIVATE MORTGAGE INSURANCE
 4. HEALTHSOUTH Corp.                            3.4%
    MEDICAL REHABILITATION SERVICES PROVIDER
 5. Stanley Works, The                           3.4%
    HARDWARE MANUFACTURER
 6. Allergan, Inc.                               3.2%
    PRODUCES OPHTHALMIC AND DERMATOLOGIC PRODUCTS
 7. EchoStar Communications Corp. Class A        3.2%
    MANUFACTURES SATELLITE TV PRODUCTS
 8. Charter One Financial, Inc.                  3.1%
    OHIO-BASED SAVINGS BANK
 9. Capital One Financial Corp.                  3.0%
    BANK CARD ISSUER
10. Electronic Arts, Inc.                        3.0%
    DEVELOPS AND MARKETS ENTERTAINMENT SOFTWARE

                        INVESTMENTS AT SEPTEMBER 30, 2001

                                              SHARES         VALUE
                                            ---------    ------------
COMMON STOCKS--91.5%

BIOTECHNOLOGY--4.6%
Genzyme Corp.(b) ...........................   71,800    $  3,261,156
IDEC Pharmaceuticals Corp.(b) ..............   60,910       3,019,309
                                                         ------------
                                                            6,280,465
                                                         ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--3 2%
EchoStar Communications Corp. Class A(b) ...  183,990       4,281,447

COMPUTERS  (HARDWARE)--1.1%
Emulex Corp.(b) ............................  153,980       1,464,350

COMPUTERS (SOFTWARE & SERVICES)--8.3%
Cadence Design System, Inc.(b) .............  177,860       2,961,369
Citrix Systems, Inc.(b) ....................   99,550       1,971,090
Electronic Arts, Inc.(b) ...................   88,320       4,033,574
Peregrine Systems, Inc.(b) .................  173,560       2,192,063
                                                         ------------
                                                           11,158,096
                                                         ------------

CONSUMER FINANCE--3.0%
Capital One Financial Corp. ................   89,140       4,103,114

ELECTRICAL EQUIPMENT--2.9%
SPX Corp.(b) ...............................   46,960       3,892,984

ELECTRONICS (SEMICONDUCTORS)--8.1%
Altera Corp.(b) ............................  163,860       2,684,027
Applied Micro Circuits Corp.(b) ............   90,340         631,476
Broadcom Corp. Class A(b) ..................  106,330       2,158,499
Fairchild Semiconductor Corp. Class A(b) ...   37,610         603,640
NVIDIA Corp.(b) ............................   87,980       2,416,811
Semtech Corp.(b) ...........................   87,470       2,482,399
                                                         ------------
                                                           10,976,852
                                                         ------------

                                              SHARES         VALUE
                                            ---------    ------------
ENGINEERING & CONSTRUCTION--1.6%
Shaw Group, Inc. (The)(b) ..................   79,720    $  2,245,712

FOOTWEAR--2.5%
Reebok International Ltd.(b) ...............  160,760       3,327,732

HARDWARE & TOOLS--3.4%
Stanley Works, The .........................  125,847       4,599,708

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.2%
Allergan, Inc. .............................   65,460       4,339,998

HEALTH CARE (GENERIC AND OTHER)--2.2%
King Pharmaceuticals, Inc. .................   70,980       2,977,611

HEALTH CARE (HOSPITAL MANAGEMENT)--4.1%
Tenet Healthcare Corp.(b) ..................   92,220       5,500,923

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.9%
AmerisourceBergen Corp.(b) .................   37,320       2,647,854
St. Jude Medical, Inc.(b) ..................   37,990       2,600,416
                                                         ------------
                                                            5,248,270
                                                         ------------

HEALTH CARE (SPECIALIZED SERVICES)--7.5%
HEALTHSOUTH Corp.(b) .......................  283,380       4,607,759
Laboratory Corporation of America Holdings(b)  67,660       5,470,311
                                                         ------------
                                                           10,078,070
                                                         ------------

INSURANCE (PROPERTY-CASUALTY)--3.9%
MGIC Investment Corp. ......................   80,060       5,231,120

LEISURE TIME (PRODUCTS)--2.5%
Harley-Davidson, Inc. ......................   83,240       3,371,220

                       See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"SM Fund

                                              SHARES         VALUE
                                            ---------    ------------
MANUFACTURING (DIVERSIFIED)--2.8%
American Standard Cos., Inc.(b) ............   68,990    $  3,794,450

OIL & GAS (DRILLING & EQUIPMENT)--3.1%
Santa Fe International Corp. ...............  119,410       2,537,462
Weatherford International, Inc.(b) .........   62,770       1,601,263
                                                         ------------
                                                            4,138,725
                                                         ------------

OIL & GAS (REFINING & MARKETING)--1.6%
Valero Energy Corp. ........................   60,450       2,121,795

PUBLISHING (NEWSPAPERS)--2.5%
New York Times Co. (The) Class A ...........   85,850       3,350,726

RESTAURANTS--2.6%
Tricon Global Restaurants, Inc.(b) .........   91,220       3,577,648

RETAIL (DRUG STORES)--2.1%
Rite Aid Corp.(b) ..........................  366,180       2,826,910

RETAIL (SPECIALTY)--4.0%
Office Depot, Inc.(b) ......................  211,230       2,872,728
Tiffany & Co. ..............................  119,720       2,591,938
                                                         ------------
                                                            5,464,666
                                                         ------------

RETAIL (SPECIALTY-APPAREL)--2.1%
American Eagle Outfitters, Inc.(b) .........  140,260       2,791,174

SAVINGS & LOAN COMPANIES--3.1%
Charter One Financial, Inc. ................  148,419       4,188,370

SERVICES (COMMERCIAL & CONSUMER)--1.0%
Cendant Corp.(b) ...........................  107,690       1,378,432

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
Nextel Partners, Inc. Class A(b) ...........  128,330         863,661

---------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $154,380,611)                            123,574,229
---------------------------------------------------------------------



FOREIGN COMMON STOCKS--0.6%


COMMUNICATIONS EQUIPMENT--0.6%
NDS Group PLC  ADR (United Kingdom)(b) .....   39,380         803,746

---------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,151,971)                                  803,746
---------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--92.1%
(IDENTIFIED COST $156,532,582)                            124,377,975
---------------------------------------------------------------------

                                               PAR
                                              VALUE
                                              (000)          VALUE
                                            ---------    ------------

SHORT TERM OBLIGATIONS--7.2%

REPURCHASE AGREEMENT--7.2%
State Street Bank & Trust Co. repurchase
agreement 1.25%, dated 9/28/01 due 10/1/01,
repurchase price $9,639,004 collateralized by
U.S. Treasury Bond 7.125%, 2/15/23, market
value $9,833,555 ........................... $  9,638    $  9,638,000

---------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $9,638,000)                                9,638,000
---------------------------------------------------------------------


TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $166,170,582)                            134,015,975(a)

Other assets and liabilities, net--0.7%                       986,300
                                                         ------------
NET ASSETS--100%                                         $135,002,275
                                                         ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,951,683 and gross depreciation of $38,241,966 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $166,306,258.
(b) Non-income producing.

                       See Notes to Financial Statements
                                                                              19

Phoenix-Seneca Mid-Cap "EDGE"SM Fund


                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001

ASSETS
Investment securities at value
   (Identified cost $166,170,582)                                   $134,015,975
Cash                                                                         561
Receivables
   Investment securities sold                                          5,714,865
   Fund shares sold                                                      921,392
   Interest and dividends                                                  8,922
Prepaid expenses                                                           2,101
                                                                    ------------
     Total assets                                                    140,663,816
                                                                    ------------
LIABILITIES
Payables
   Investment securities purchased                                     5,027,163
   Fund shares repurchased                                               212,098
   Distribution fee                                                      207,449
   Investment advisory fee                                                47,469
   Transfer agent fee                                                     44,936
   Financial agent fee                                                    14,241
   Payable to adviser                                                     10,965
   Trustees' fee                                                           2,041
Accrued expenses                                                          95,179
                                                                    ------------
     Total liabilities                                                 5,661,541
                                                                    ------------
NET ASSETS                                                          $135,002,275
                                                                    ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $198,663,566
Accumulated net realized loss                                        (31,506,684)
Net unrealized depreciation                                          (32,154,607)
                                                                    ------------
NET ASSETS                                                          $135,002,275
                                                                    ============
CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $14,198,338)                      904,619
Net asset value and offering price per share                              $15.70

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $66,411,157)                    4,308,749
Net asset value per share                                                 $15.41
Offering price per share $15.41/(1-5.75%)                                 $16.35

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $23,518,570)                    1,574,907
Net asset value and offering price per share                              $14.93

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $30,874,210)                    2,068,332
Net asset value and offering price per share                              $14.93


                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2001


INVESTMENT INCOME
Interest                                                       $    424,707
Dividends                                                           305,955
                                                               ------------
     Total investment income                                        730,662
                                                               ------------
EXPENSES
Investment advisory fee                                           1,089,030
Distribution fee, Class A                                           162,703
Distribution fee, Class B                                           232,817
Distribution fee, Class C                                           287,910
Financial agent fee                                                 149,274
Transfer agent                                                      225,590
Registration                                                         75,277
Printing                                                             31,998
Professional                                                         25,062
Custodian                                                            16,580
Trustees                                                             14,050
Amortization of deferred organization expenses                        2,840
Miscellaneous                                                        11,282
                                                               ------------
     Total expenses                                               2,324,413
     Less expenses borne by investment adviser                      (75,077)
     Custodian fees paid indirectly                                    (409)
                                                               ------------
     Net expenses                                                 2,248,927
                                                               ------------
NET INVESTMENT LOSS                                              (1,518,265)
                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                 (31,412,506)
Net change in unrealized appreciation (depreciation) on
   investments                                                  (48,619,393)
                                                               ------------
NET LOSS ON INVESTMENTS                                         (80,031,899)
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(81,550,164)
                                                               ============

                        See Notes to Financial Statements
20

Phoenix-Seneca Mid-Cap "EDGE"SM Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                            Year Ended          Year Ended
                                                                                              9/30/01            9/30/00
                                                                                           ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                            $ (1,518,265)       $   (584,583)
   Net realized gain (loss)                                                                 (31,412,506)         11,930,154
   Net change in unrealized appreciation (depreciation)                                     (48,619,393)         14,274,036
                                                                                           ------------        ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               (81,550,164)         25,619,607
                                                                                           ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains, Class X                                                               (1,779,450)         (1,167,783)
   Net realized gains, Class A                                                               (5,053,180)           (936,318)
   Net realized gains, Class B                                                               (1,800,252)           (259,770)
   Net realized gains, Class C                                                               (2,144,669)           (178,774)
                                                                                           ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                (10,777,551)         (2,542,645)
                                                                                           ------------        ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (211,221 and 215,085 shares, respectively)                   4,937,511           6,295,346
   Net asset value of shares issued from reinvestment of distributions
     (74,271 and 53,135 shares, respectively)                                                 1,683,726           1,166,309
   Cost of shares repurchased (119,042 and 128,414 shares, respectively)                     (2,742,193)         (3,156,577)
                                                                                           ------------        ------------
Total                                                                                         3,879,044           4,305,078
                                                                                           ------------        ------------
CLASS A
   Proceeds from sales of shares (3,557,208 and 1,409,154 shares, respectively)              78,486,634          37,895,379
   Net asset value of shares issued from reinvestment of distributions
     (136,067 and 38,209 shares, respectively)                                                3,035,674             828,380
   Cost of shares repurchased (1,015,689 and 183,022 shares, respectively)                  (21,198,122)         (4,980,455)
                                                                                           ------------        ------------
Total                                                                                        60,324,186          33,743,304
                                                                                           ------------        ------------
CLASS B
   Proceeds from sales of shares (1,165,895 and 449,699 shares, respectively)                25,546,790          12,356,353
   Net asset value of shares issued from reinvestment of distributions1
     (69,791 and 7,356 shares, respectively)                                                  1,517,258             157,058
   Cost of shares repurchased (188,526 and 25,588 shares, respectively)                      (3,675,032)           (698,730)
                                                                                           ------------        ------------
Total                                                                                        23,389,016          11,814,681
                                                                                           ------------        ------------
CLASS C
   Proceeds from sales of shares (1,581,684 and 561,111 shares, respectively)                34,919,468          14,900,356
   Net asset value of shares issued from reinvestment of distributions
     (86,734 and 6,695 shares, respectively)                                                  1,884,681             142,940
   Cost of shares repurchased (205,773 and 18,146 shares, respectively)                      (4,329,817)           (467,593)
                                                                                           ------------        ------------
Total                                                                                        32,474,332          14,575,703
                                                                                           ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                120,066,578          64,438,766
                                                                                           ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                     27,738,863          87,515,728

NET ASSETS
   Beginning of period                                                                      107,263,412          19,747,684
                                                                                           ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $0,
     RESPECTIVELY]                                                                         $135,002,275        $107,263,412
                                                                                           ============        ============


                        See Notes to Financial Statements
                                                                              21

Phoenix-Seneca Mid-Cap "EDGE"SM Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       CLASS X
                                                   -------------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                   -------------------------------------------------------------------------------
                                                    2001              2000              1999             1998             1997
Net asset value, beginning of period               $31.18            $17.78            $13.81           $16.47           $14.97
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     (0.14)(1)         (0.19)(1)         (0.21)(1)        (0.23)(1)        (0.17)
   Net realized and unrealized gain (loss)         (12.91)            15.65              4.72            (0.58)            1.84
                                                   ------            ------            ------           ------           ------
     TOTAL FROM INVESTMENT OPERATIONS              (13.05)            15.46              4.51            (0.81)            1.67
                                                   ------            ------            ------           ------           ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                --                --                --               --            (0.07)
   Dividends from net realized gains                (2.43)            (2.06)            (0.54)           (1.85)           (0.10)
                                                   ------            ------            ------           ------           ------
     TOTAL DISTRIBUTIONS                            (2.43)            (2.06)            (0.54)           (1.85)           (0.17)
                                                   ------            ------            ------           ------           ------
Change in net asset value                          (15.48)            13.40              3.97            (2.66)            1.50
                                                   ------            ------            ------           ------           ------
NET ASSET VALUE, END OF PERIOD                     $15.70            $31.18            $17.78           $13.81           $16.47
                                                   ======            ======            ======           ======           ======
Total return                                       (44.25)%           91.81 %           33.02 %          (4.22)%          11.39 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $14,198           $23,016           $10,640           $8,940           $9,390

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                1.15 %(3)(5)      1.27 %(3)         1.96 %           2.10 %(3)        1.74 %(3)
   Net investment income (loss)                     (0.61)%           (0.72)%           (1.27)%          (1.49)%          (0.97)%
Portfolio turnover                                     96 %             124 %             192 %            206 %         283.60 %


                                                                                      CLASS A
                                                    -----------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------------
                                                     2001             2000             1999           1998            1997
Net asset value, beginning of period                $30.75           $17.60          $13.75          $16.49          $14.94
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                      (0.19)(1)        (0.24)(1)       (0.31)(1)       (0.30)(1)       (0.25)
   Net realized and unrealized gain (loss)          (12.72)           15.45            4.70           (0.59)           1.90
                                                    ------           ------          ------          ------          ------
     TOTAL FROM INVESTMENT OPERATIONS               (12.91)           15.21            4.39           (0.89)           1.65
                                                    ------           ------          ------          ------          ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                 --               --              --              --              --
   Dividends from net realized gains                 (2.43)           (2.06)          (0.54)          (1.85)          (0.10)
                                                    ------           ------          ------          ------          ------
     TOTAL DISTRIBUTIONS                             (2.43)           (2.06)          (0.54)          (1.85)          (0.10)
                                                    ------           ------          ------          ------          ------
Change in net asset value                           (15.34)           13.15            3.85           (2.74)           1.55
                                                    ------           ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD                      $15.41           $30.75          $17.60          $13.75          $16.49
                                                    ======           ======          ======          ======          ======
Total return(2)                                     (44.42)%          91.30 %         32.27 %         (4.74)%         11.25 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $66,411          $50,150          $6,457          $3,666          $2,419

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 1.40 %(4)(5)     1.47 %(4)       2.51 %          2.70 %(4)       2.37 %(4)
   Net investment income (loss)                      (0.86)%          (0.91)%         (1.81)%         (1.95)%         (1.60)%
Portfolio turnover                                      96 %            124 %           192 %           206 %        283.60 %

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.22%, 1.43%, 2.38% and 2.77% for the periods ended September 30, 2001, 2000, 1998 and 1997, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.40%, 1.59%, 2.74% and 4.32% for the periods ended September 30, 2001, 2000, 1998 and 1997, respectively.
(5) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees, if expense offsets were excluded, the ratio would not significantly differ.

                       See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"SM Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                        CLASS B
                                                    ---------------------------------------------------
                                                                                             FROM
                                                         YEAR ENDED SEPTEMBER 30,           INCEPTION
                                                    -----------------------------------     7/1/98 TO
                                                     2001           2000          1999       9/30/98
Net asset value, beginning of period                $30.09         $17.41        $13.73      $17.15
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                   (0.34)         (0.45)        (0.47)      (0.09)
   Net realized and unrealized gain (loss)          (12.39)         15.19          4.69       (3.33)
                                                    ------         ------        ------      ------
     TOTAL FROM INVESTMENT OPERATIONS               (12.73)         14.74          4.22       (3.42)
                                                    ------         ------        ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                 --             --            --          --
   Dividends from net realized gains                 (2.43)         (2.06)        (0.54)         --
                                                    ------         ------        ------      ------
     TOTAL DISTRIBUTIONS                             (2.43)         (2.06)        (0.54)         --
                                                    ------         ------        ------      ------
Change in net asset value                           (15.16)         12.68          3.68       (3.42)
                                                    ------         ------        ------      ------
NET ASSET VALUE, END OF PERIOD                      $14.93         $30.09        $17.41      $13.73
                                                    ======         ======        ======      ======
Total return(2)                                     (44.83)%        89.49 %       31.05 %    (19.94)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $23,519        $15,879        $1,676        $145

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                              2.15 %(7)      2.29 %        3.45 %      3.45 %(3)
   Net investment income (loss)                      (1.61)%        (1.73)%       (2.78)%     (2.45)%(3)
Portfolio turnover                                      96 %          124 %         192 %       206 %(4)



                                                                        CLASS C
                                                    --------------------------------------------------
                                                                                            FROM
                                                        YEAR ENDED SEPTEMBER 30,          INCEPTION
                                                    ---------------------------------     7/1/98 TO
                                                     2001           2000        1999       9/30/98
Net asset value, beginning of period                $30.08         $17.40      $13.72      $17.15
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                   (0.34)         (0.45)      (0.47)      (0.09)
   Net realized and unrealized gain (loss)          (12.38)         15.19        4.69       (3.34)
                                                    ------         ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS               (12.72)         14.74        4.22       (3.43)
                                                    ------         ------      ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                 --             --          --          --
   Dividends from net realized gains                 (2.43)         (2.06)      (0.54)         --
                                                    ------         ------      ------      ------
     TOTAL DISTRIBUTIONS                             (2.43)         (2.06)      (0.54)         --
                                                    ------         ------      ------      ------
Change in net asset value                           (15.15)         12.68        3.68       (3.43)
                                                    ------         ------      ------      ------
NET ASSET VALUE, END OF PERIOD                      $14.93         $30.08      $17.40      $13.72
                                                    ======         ======      ======      ======
Total return(2)                                     (44.81)%        89.54 %     31.07 %    (20.00)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $30,874        $18,218        $975        $103

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                              2.15 %(7)      2.25 %      3.45 %      3.45 %(3)
   Net investment income (loss)                      (1.61)%        (1.68)%     (2.78)%     (2.44)%(3)
Portfolio turnover                                      96 %          124 %       192 %       206 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.34%, 2.70%, 6.33% and 20.80% for the periods ended September 30, 2001, 2000, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.20%, 2.65%, 9.03% and 21.14% for the periods ended September 30, 2001, 2000, 1999 and 1998, respectively.
(7) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees, if expense offsets were excluded, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADER, DAVID SHAPIRO

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks high total return from both current income and capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the 12 months ended September 30, 2001, Class X shares rose 9.52%, Class A shares gained 7.96%, Class B shares were up 7.21%, and Class C shares increased 7.12%. The S&P 500 Index lost 26.63% for the same period, while the Wilshire Real Estate Securities Index returned 9.55% for the fiscal year.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT IS YOUR STRATEGY IN SELECTING INVESTMENTS?

A: Our strategy continues to be to own the preeminent companies in the real estate and finance sectors. Good management teams and strong balance sheets are the characteristics we emphasize when selecting companies for the portfolio. Additionally, we look for reasonable valuations relative to the long-term growth rates and book value of the companies in the portfolio.

Q: WHAT DOMESTIC EVENTS HAD A MAJOR IMPACT ON HOW YOU HAVE POSITIONING THE PORTFOLIO?

A: The terrorist attacks of September 11, 2001, and the uncertainty surrounding the direction of the broad market averages, as represented by the Nasdaq and the Dow, make income and value stocks desirable holdings.2 Additionally, the Federal Reserve's consistent lowering of short-term interest rates against the backdrop of a slower economy provides powerful incentives, in our view, to own dividend-oriented and financial stocks.

Q: WHAT FACTORS LED TO THE FUND'S STRONG PERFORMANCE RELATIVE TO ITS BENCHMARKS?

A: The Fund's high quality companies emphasize the apartment, office, industrial and finance sectors. Smaller-cap REITs and health-care REITs were the strongest performers. The Fund was underweighted in this sector relative to the benchmarks, which held back results. Core holdings continue to be Freddie Mac, Simon Property Group, Archstone Communities, Essex Property Trust, Mack-Cali Realty and Equity Residential Properties, Bay View Capital and Wells Fargo Bank. New holdings include Redwood Trust and Fannie Mae.

Q: WHAT IS YOUR OUTLOOK FOR THE SHORT TERM?

A: With high market volatility likely to continue through the last quarter of 2001 and early 2002, we are focusing our attention on companies with low multiples and reasonable growth rates. We will likely expand our holdings in the finance and banking sectors as the lower short-term interest rates begin to restart the economy.

                                                                OCTOBER 22, 2001

1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE, WHILE
  THE WILSHIRE REAL ESTATE SECURITIES INDEX MEASURES REAL ESTATE EQUITY MARKET TOTAL-RETURN PERFORMANCE.

2 THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE,
  AND THE DOW JONES INDUSTRIAL AVERAGE MEASURES BROAD STOCK MARKET PERFORMANCE.

  THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Seneca Real Estate Securities Fund

AVERAGE ANNUAL TOTAL RETURNS 1                             PERIOD ENDING 9/30/01


                                                                         INCEPTION       INCEPTION
                                                 1 YEAR      5 YEARS     TO 9/30/01         DATE
                                                 ------      -------     ----------      ---------
Class X Shares at NAV 2                           9.52%        7.84%        9.34%          3/12/96

Class A Shares at NAV 2                           7.96         6.51         8.02           3/12/96
Class A Shares at POP 3                           1.76         5.25         6.87           3/12/96

Class B Shares at NAV 2                           7.21           --         2.69           7/1/98
Class B Shares with CDSC 4                        3.21           --         2.12           7/1/98

Class C Shares at NAV 2                           7.12           --         2.67           7/1/98
Class C Shares with CDSC 4                        7.12           --         2.67           7/1/98

Wilshire Real Estate Securities Index 8           9.55         9.19       Note 5           Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 10.38% for Class X and Class A (since 3/29/96) and 4.56% for Class B and Class C (since 6/30/98).

6 Index  performance  is  10.98%  for Class X and  Class A (since  3/12/96)  and
  (1.71)% for Class B and Class C (since 7/1/98).

7 This chart  illustrates NAV returns on Class X shares and POP returns on Class
  A shares. Returns on Class B and Class C shares will vary due to differing sales charges.

8 The Wilshire Real Estate Securities Index is an unmanaged, commonly used measure of real estate equity market total return performance. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                              Phoenix-Seneca Real Estate               Phoenix-Seneca Real Estate              Wilshire Real Estate
                            Securities Fund Class A at POP 7        Securities Fund Class X at NAV 7           Securities Index 8
3/12/96                                 $9,425.00                             $10,000.00                             $10,000.00
9/30/96                                 10,556.50                              11,261.00                              11,097.00
9/30/97                                 14,202.60                              15,252.30                              15,761.00
9/30/98                                 11,430.20                              12,456.10                              13,121.00
9/30/99                                 10,519.50                              11,626.50                              12,552.00
9/30/00                                 13,401.70                              14,998.20                              15,724.00
9/30/01                                 14,469.00                              16,426.20                              17,225.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/12/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        9/30/01

As a percentage of real estate holdings

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartments              31%
Office                  21
Manufactured Homes      11
Diversified             11
Mixed                   10
Regional Malls          10
Mortgage                 5
Other                    1

Phoenix-Seneca Real Estate Securities Fund

TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Wells Fargo & Co.                            5.1%
    MAJOR REGIONAL BANK
 2. Bay View Capital Corp.                       4.8%
    SAVINGS & LOAN COMPANY
 3. Avalonbay Communities, Inc.                  4.8%
    APARTMENT REIT
 4. Glenborough Realty Trust, Inc.
    Series A Cv. Pfd. 2.0%                       4.7%
    DIVERSIFIED REIT
 5. Equity Office Properties Trust               4.7%
    OFFICE REIT
 6. Simon Property Group, Inc.                   4.7%
    REGIONAL MALLS REIT
 7. Chateau Communities, Inc.                    4.5%
    MANUFACTURED HOMES REIT
 8. Post Properties, Inc.                        4.4%
    APARTMENT REIT
 9. Reckson Associates Realty Corp.
    Series A Cv. Pfd. 7.625%                     4.3%
    MIXED REIT
10. Essex Property Trust, Inc.                   4.2%
    APARTMENT REIT

                       INVESTMENTS AT SEPTEMBER 30, 2001

                                              SHARES        VALUE
                                             --------    -----------
COMMON STOCKS--83.6%

REAL ESTATE INVESTMENT TRUSTS--67.1%

DIVERSIFIED--6.1%
iStar Financial, Inc. ......................   24,600    $   607,620
Vornado Realty Trust .......................   16,500        655,050
                                                         -----------
                                                           1,262,670
                                                         -----------

INDUSTRIAL/OFFICE--15.9%

MIXED--4.1%
Bedford Property Investors, Inc. ...........   14,250        288,420
Reckson Associates Realty Corp. ............   23,050        556,657
                                                         -----------
                                                             845,077
                                                         -----------

OFFICE--11.8%
Arden Realty, Inc. .........................   24,000        613,680
Equity Office Properties Trust .............   30,445        974,240
Mack-Cali Realty Corp. .....................   28,100        871,100
                                                         -----------
                                                           2,459,020
                                                         -----------

--------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                    3,304,097
--------------------------------------------------------------------


MORTGAGE--4.0%

HOME FINANCING--4.0%
Redwood Trust, Inc. ........................   35,000        843,500

RESIDENTIAL--33.3%

APARTMENTS--24.7%
Archstone Communities Trust ................   32,546        849,451
Avalonbay Communities, Inc. ................   20,850        995,587
BRE Properties, Inc. Class A ...............   28,800        862,560

                                              SHARES        VALUE
                                             --------    -----------
Equity Residential Properties Trust ........   11,200    $   654,080
Essex Property Trust, Inc. .................   17,750        871,525
Post Properties, Inc. ......................   25,000        927,000
                                                         -----------
                                                           5,160,203
                                                         -----------

MANUFACTURED HOMES--8.6%
Chateau Communities, Inc. ..................   31,600        930,620
Manufactured Home Communities, Inc. ........   28,200        857,844
                                                         -----------
                                                           1,788,464
                                                         -----------

--------------------------------------------------------------------
TOTAL RESIDENTIAL                                          6,948,667
--------------------------------------------------------------------


RETAIL--7.8%

REGIONAL MALLS--7.8%
Macerich Co. (The) .........................   29,500        651,950
Simon Property Group, Inc. .................   36,115        971,855
                                                         -----------
                                                           1,623,805
                                                         -----------

--------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $12,672,559)                             13,982,739
--------------------------------------------------------------------


BANKS (MAJOR REGIONAL)--5.1%
Wells Fargo & Co.
(Identified cost $1,062,497) ...............   23,800      1,057,910

FINANCIAL (DIVERSIFIED)--4.3%
American Physicians Capital, Inc.(b) .......   10,000        207,700
J.P. Morgan Chase & Co. ....................   20,000        683,000
                                                         -----------
(Identified cost $1,006,000) ...............                 890,700
                                                         -----------

                        See Notes to Financial Statements
26

Phoenix-Seneca Real Estate Securities Fund

                                              SHARES        VALUE
                                             --------    -----------
REAL ESTATE OPERATING COMPANIES--2.3%

DIVERSIFIED--2.3%
Northstar Capital Investment Corp. 144A(b)(c)(d)
(Identified cost $720,625) .................   35,000    $   490,000

SAVINGS & LOAN COMPANIES--4.8%
Bay View Capital Corp.
(Identified cost $704,097) .................  142,304        996,128

--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $16,165,778)                             17,417,477
--------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS--12.2%

REAL ESTATE INVESTMENT TRUSTS--9.0%

INDUSTRIAL/OFFICE--9.0%

MIXED--4.3%
Reckson Associates Realty Corp.
Series A Cv. Pfd. 7.625% ...................   39,000        897,000

OFFICE--4.7%
Glenborough Realty Trust, Inc.
Series A Cv. Pfd. 7.75% ....................   50,950        980,278

--------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $1,864,227)                               1,877,278
--------------------------------------------------------------------

ELECTRIC COMPANIES--3.2%
Duke Energy Corp. Cv. Pfd. 8.25%
(Identified cost $654,750) .................   25,500        670,650

--------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $2,518,977)                               2,547,928
--------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.8%
(IDENTIFIED COST $18,684,755)                             19,965,405
 --------------------------------------------------------------------

                                                PAR
                                               VALUE
                                               (000)        VALUE
                                             --------    -----------
SHORT TERM OBLIGATIONS--3.9%

REPURCHASE AGREEMENTS--3.9%

State Street Bank & Trust Co. repurchase
agreement 1.25%, dated 9/28/01 due 10/1/01,
repurchase price $809,084 collateralized by
U.S. Treasury Bond 7.125%, 2/15/23, market
value $826,043 .............................    $ 809    $   809,000

--------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $809,000)                                   809,000
--------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $19,493,755)                             20,774,405(a)

Other assets and liabilities, net--0.3%                       63,149
                                                         -----------
NET ASSETS--100%                                         $20,837,554
                                                         ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,895,133 and gross depreciation of $751,897 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $19,631,169.
(b) Non-income producing.
(c) Private placement. Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, these securities amounted to a value of $490,000 or 2.3% of net assets.

                       See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001

ASSETS
Investment securities at value,
   (Identified cost $19,493,755)                                  $20,774,405
Cash                                                                       76
Receivables
   Investment securities sold                                         193,238
   Dividends and interest                                             160,006
   Fund shares sold                                                    45,693
Prepaid expenses                                                          251
                                                                  -----------
     Total assets                                                  21,173,669
                                                                  -----------
LIABILITIES
Payables
   Investment securities purchased                                    240,000
   Fund shares repurchased                                                898
   Professional                                                        20,481
   Investment advisory fee                                             15,990
   Payable to adviser                                                  14,175
   Transfer agent fee                                                  12,564
   Financial agent fee                                                  4,476
   Distribution fee                                                     3,961
   Trustees' fee                                                        2,041
Accrued expenses                                                       21,529
                                                                  -----------
     Total liabilities                                                336,115
                                                                  -----------
NET ASSETS                                                        $20,837,554
                                                                  ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $21,597,654
Undistributed net investment income                                    48,998
Accumulated net realized loss                                      (2,089,748)
Net unrealized appreciation                                         1,280,650
                                                                  -----------
NET ASSETS                                                        $20,837,554
                                                                  ===========
CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $17,349,026)                 1,374,953
Net asset value and offering price per share                           $12.62

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,410,026)                    195,644
Net asset value per share                                              $12.32
Offering price per share $12.32/(1-5.75%)                              $13.07

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $553,757)                       45,081
Net asset value and offering price per share                           $12.28

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $524,745)                       42,735
Net asset value and offering price per share                           $12.28

                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2001


INVESTMENT INCOME
Dividends                                                         $  948,541
Interest                                                              42,144
                                                                  ----------
     Total investment income                                         990,685
                                                                  ----------
EXPENSES
Investment advisory fee                                              165,301
Distribution fee, Class A                                              4,621
Distribution fee, Class B                                              3,962
Distribution fee, Class C                                              4,039
Financial agent fee                                                   51,969
Transfer agent                                                        76,573
Registration                                                          33,716
Professional                                                          19,937
Trustees                                                              15,275
Custodian                                                              7,438
Printing                                                               7,136
Amortization of deferred organization expenses                         2,840
Miscellaneous                                                          8,376
                                                                  ----------
     Total expenses                                                  401,183
     Less expenses borne by investment adviser                       (46,126)
     Custodian fees paid indirectly                                     (856)
                                                                  ----------
     Net expenses                                                    354,201
                                                                  ----------
NET INVESTMENT INCOME                                                636,484
                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      367,999
Net change in unrealized appreciation (depreciation) on
  investments                                                        745,168
                                                                  ----------
NET GAIN ON INVESTMENTS                                            1,113,167
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $1,749,651
                                                                  ==========

                        See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                          Year Ended         Year Ended
                                                                                            9/30/01            9/30/00
                                                                                          -----------        -----------
FROM OPERATIONS
   Net investment income (loss)                                                           $   636,484        $   558,230
   Net realized gain (loss)                                                                   367,999         (1,794,018)
   Net change in unrealized appreciation (depreciation)                                       745,168          5,626,649
                                                                                          -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              1,749,651          4,390,861
                                                                                          -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                            (527,989)          (729,733)
   Net investment income, Class A                                                             (43,015)           (39,774)
   Net investment income, Class B                                                              (7,350)            (4,505)
   Net investment income, Class C                                                              (7,319)            (6,833)
   In excess of net investment income, Class X                                                     --            (23,313)
   In excess of net investment income, Class A                                                     --             (1,271)
   In excess of net investment income, Class B                                                     --               (144)
   In excess of net investment income, Class C                                                     --               (218)
                                                                                          -----------        -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                 (585,673)          (805,791)
                                                                                          -----------        -----------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (131,659 and 57,569 shares, respectively)                  1,571,755            568,135
   Net asset value of shares issued from reinvestment of distributions
     (42,197 and 77,067 shares, respectively)                                                 507,375            737,936
   Cost of shares repurchased (204,805 and 518,701 shares, respectively)                   (2,466,963)        (5,199,801)
                                                                                          -----------        -----------
Total                                                                                        (387,833)        (3,893,730)
                                                                                          -----------        -----------
CLASS A
   Proceeds from sales of shares (128,165 and 70,000 shares, respectively)                  1,521,991            713,131
   Net asset value of shares issued from reinvestment of distributions
     (3,019 and 4,054 shares, respectively)                                                    35,640             37,795
   Cost of shares repurchased (58,698 and 47,145 shares, respectively)                       (679,131)          (460,947)
                                                                                          -----------        -----------
Total                                                                                         878,500            289,979
                                                                                          -----------        -----------
CLASS B
   Proceeds from sales of shares (24,894 and 13,355 shares, respectively)                     297,623            133,190
   Net asset value of shares issued from reinvestment of distributions
     (613 and 492 shares, respectively)                                                         7,223              4,648
   Cost of shares repurchased (5,035 and 9,914 shares, respectively)                          (60,239)           (91,088)
                                                                                          -----------        -----------
Total                                                                                         244,607             46,750
                                                                                          -----------        -----------
CLASS C
   Proceeds from sales of shares (21,164 and 7,999 shares, respectively)                      250,226             85,428
   Net asset value of shares issued from reinvestment of distributions
     (457 and 687 shares, respectively)                                                         5,391              6,383
   Cost of shares repurchased (7,148 and 1,379 shares, respectively)                          (84,079)           (15,139)
                                                                                          -----------        -----------
Total                                                                                         171,538             76,672
                                                                                          -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  906,812         (3,480,329)
                                                                                          -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                    2,070,790            104,741

NET ASSETS
   Beginning of period                                                                     18,766,764         18,662,023
                                                                                          -----------        -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     (LOSS) OF $48,998 AND $0, RESPECTIVELY]                                              $20,837,554        $18,766,764
                                                                                          ===========        ===========

                        See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

FINANCIAL HIGHLIGHTS

     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      CLASS X
                                                 -----------------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                 -----------------------------------------------------------------------------------
                                                  2001               2000              1999              1998            1997
Net asset value, beginning of period             $11.89             $ 9.69            $11.11            $14.71          $11.10
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    0.42(1)            0.34(1)           0.47(1)           0.54            0.13
   Net realized and unrealized gain (loss)         0.69               2.35             (1.20)            (3.10)           3.77
                                                 ------             ------            ------            ------          ------
     TOTAL FROM INVESTMENT OPERATIONS              1.11               2.69             (0.73)            (2.56)           3.90
                                                 ------             ------            ------            ------          ------
LESS DISTRIBUTIONS:
   Dividends from net investment income           (0.38)             (0.47)            (0.44)            (0.46)          (0.28)
   Dividends from net realized gains                 --                 --             (0.25)            (0.58)          (0.01)
   In excess of net investment income                --              (0.02)               --                --              --
                                                 ------             ------            ------            ------          ------
     TOTAL DISTRIBUTIONS                          (0.38)             (0.49)            (0.69)            (1.04)          (0.29)
                                                 ------             ------            ------            ------          ------
Change in net asset value                          0.73               2.20             (1.42)            (3.60)           3.61
                                                 ------             ------            ------            ------          ------
NET ASSET VALUE, END OF PERIOD                   $12.62             $11.89            $ 9.69            $11.11          $14.71
                                                 ======             ======            ======            ======          ======
Total return                                       9.52%             29.00%            (6.66)%          (18.33)%         35.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $17,349            $16,713           $17,346           $21,794         $28,193

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.59%(5)           1.79%             1.66 %            1.47 %          1.99%(3)
   Net investment income (loss)                    3.49%              3.35%             4.50 %            4.14 %          2.38%
Portfolio turnover                                   40%                65%                5 %              53 %         75.68%


                                                                                      CLASS A
                                                 -----------------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                 -----------------------------------------------------------------------------------
                                                  2001               2000              1999              1998            1997
Net asset value, beginning of period             $11.67             $ 9.54            $11.00            $14.68          $11.08
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    0.25(1)            0.21(1)           0.32(1)           0.35            0.03
   Net realized and unrealized gain (loss)         0.67               2.30             (1.19)            (3.08)           3.78
                                                 ------             ------            ------            ------          ------
     TOTAL FROM INVESTMENT OPERATIONS              0.92               2.51             (0.87)            (2.73)           3.81
                                                 ------             ------            ------            ------          ------
LESS DISTRIBUTIONS:
   Dividends from net investment income           (0.27)             (0.37)            (0.34)            (0.37)          (0.20)
   Dividends from net realized gains                 --                 --             (0.25)            (0.58)          (0.01)
   In excess of net investment income                --              (0.01)               --                --              --
                                                 ------             ------            ------            ------          ------
     TOTAL DISTRIBUTIONS                          (0.27)             (0.38)            (0.59)            (0.95)          (0.21)
                                                 ------             ------            ------            ------          ------
Change in net asset value                          0.65               2.13             (1.46)            (3.68)           3.60
                                                 ------             ------            ------            ------          ------
NET ASSET VALUE, END OF PERIOD                   $12.32             $11.67            $ 9.54            $11.00          $14.68
                                                 ======             ======            ======            ======          ======
Total return(2)                                    7.96%             27.40%            (7.97)%          (19.52)%         35.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $2,410             $1,437              $919            $1,357          $3,176

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              3.05%(4)(5)        3.05%(4)          3.05 %(4)         2.76 %          2.91%(4)
   Net investment income (loss)                    2.11%              2.11%             3.13 %            2.45 %          1.37%
Portfolio turnover                                   40%                65%                5 %              53 %         75.68%

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.99% for the period ended September 30, 1997.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.18%, 4.28%, 4.27% and 3.79% for the periods ended September 30, 2001, 2000, 1999 and 1997, respectively.
(5) For the year ended September 30, 2001, the ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 1.60% for Class X and the ratio would not significantly differ for Class A.

                        See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                               CLASS B
                                                          ----------------------------------------------------
                                                                                                        FROM
                                                                 YEAR ENDED SEPTEMBER 30,            INCEPTION
                                                          -------------------------------------      7/1/98 TO
                                                           2001            2000           1999        9/30/98
Net asset value, beginning of period                      $11.66          $ 9.55         $11.01        $12.58
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                             0.17(1)         0.12(1)        0.29(1)       0.07
   Net realized and unrealized gain (loss)                  0.65            2.31          (1.22)        (1.58)
                                                          ------          ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                       0.82            2.43          (0.93)        (1.51)
                                                          ------          ------         ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                    (0.20)          (0.31)         (0.28)        (0.06)
   Dividends from net realized gains                          --              --          (0.25)           --
   In excess of net investment income                         --           (0.01)            --            --
                                                          ------          ------         ------        ------
     TOTAL DISTRIBUTIONS                                   (0.20)          (0.32)         (0.53)        (0.06)
                                                          ------          ------         ------        ------
Change in net asset value                                   0.62            2.11          (1.46)        (1.57)
                                                          ------          ------         ------        ------
NET ASSET VALUE, END OF PERIOD                            $12.28          $11.66         $ 9.55        $11.01
                                                          ======          ======         ======        ======
Total return(2)                                             7.21%          26.37%         (8.59)%      (11.97)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $554            $287           $197           $91

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                    3.80%(7)        3.80%          3.80 %        3.80 %(3)
   Net investment income (loss)                             1.43%           1.19%          2.79 %        2.50 %(3)
Portfolio turnover                                            40%             65%             5 %          53 %(4)



                                                                                 CLASS C
                                                          ----------------------------------------------------
                                                                                                       FROM
                                                                  YEAR ENDED SEPTEMBER 30,           INCEPTION
                                                          -------------------------------------      7/1/98 TO
                                                           2001            2000           1999        9/30/98
Net asset value, beginning of period                      $11.66          $ 9.55         $11.01        $12.58
                                                          ------          ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                             0.16(1)         0.14(1)        0.29(1)       0.07
   Net realized and unrealized gain (loss)                  0.66            2.29          (1.22)        (1.58)
                                                          ------          ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                       0.82            2.43          (0.93)        (1.51)
                                                          ------          ------         ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                    (0.20)          (0.31)         (0.28)        (0.06)
   Dividends from net realized gains                          --              --          (0.25)           --
   In excess of net investment income                         --           (0.01)            --            --
                                                          ------          ------         ------        ------
     TOTAL DISTRIBUTIONS                                   (0.20)          (0.32)         (0.53)        (0.06)
                                                          ------          ------         ------        ------
Change in net asset value                                   0.62            2.11          (1.46)        (1.57)
                                                          ------          ------         ------        ------
NET ASSET VALUE, END OF PERIOD                            $12.28          $11.66         $ 9.55        $11.01
                                                          ======          ======         ======        ======
Total return(2)                                             7.12%          26.37%         (8.58)%      (11.97)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $525            $329           $200           $88

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                                    3.80%(7)        3.80%          3.80 %        3.80 %(3)
   Net investment income (loss)                             1.38%           1.36%          2.80 %        2.44 %(3)
Portfolio turnover                                         40%                65%             5 %          53 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 9.33%, 15.48%, 18.50% and 22.08% for the periods ended September 30, 2001, 2000,
    1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 9.18%, 13.58%, 19.95% and 22.93% for the periods ended September 30, 2001, 2000,
    1999 and 1998, respectively.
(7) For the year ended September 30, 2001, the ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 3.81%.

                       See Notes to Financial Statements

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix-Seneca Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. Shares of the Trust are divided into three series, each a "Fund" and collectively the "Funds" as follows:
Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid-Cap "EDGE"SM Fund and Phoenix-Seneca Real Estate Securities Fund. Each Fund has distinct investment objectives. Bond Fund is a diversified Fund and seeks to generate a high level of current income and capital appreciation. Mid-Cap "EDGE"SM Fund is a diversified Fund and seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations between $500 million and $5 billion. Real Estate Securities Fund is a non-diversified Fund and seeks to emphasize capital appreciation and income equally by investing primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States.

   Each Fund offers Class X, Class A, Class B and Class C shares. Class X shares are sold without a sales charge. Class A shares of Bond Fund are sold with a front-end sales charge of up to 4.75%. Class A shares of Mid-Cap "EDGE" Fund and Real Estate Securities Fund are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C shares bear distribution expenses and have exclusive voting rights with respect to their distribution plans. Investment income and realized and unrealized gains/losses are allocated among the classes on the basis of net assets of each class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or it there had been no sale that day, at the mean between the most recent high bid and the most recent low asked quotations. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to classify gains and losses on mortgage-and asset-backed securities presently included in realized gains and losses, as part of interest income. Adopting these accounting principles will not affect the Trust's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Trust expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, market discount, organization costs, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (CONTINUED)

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At September 30, 2001, the Trust had no forward currency contracts.

G. OPTIONS:

   Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Fund may purchase options which are included in the Funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At September 30, 2001, the Trust had no options.

H. ORGANIZATION EXPENSE:

   In 1996, the Trust incurred organizational expenses which are amortized on a straight line basis over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization expenses.

I. EXPENSES:

   Trust expenses not directly attributable to a specific Fund are allocated evenly among all funds. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated among the classes on the basis of relative average daily net assets of each class. Expenses that relate to the distribution of shares or services provided to a particular class are allocated to that class.

J. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

K. WHEN-ISSUED AND DELAYED TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   Phoenix Investment Counsel, Inc, ("PIC" or the "Adviser") serves as investment adviser to the Phoenix-Seneca Funds and Seneca Capital Management LLC ("Seneca" or the "Subadviser") serves as investment subadviser. All of the outstanding stock of PIC and a majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), a wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). As compensation for services to the Trust, the adviser receives a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                                       Adviser
                                                         Fee
                                                       -------
Bond Fund ...........................................   0.50%
Mid-Cap "EDGE"SM Fund ...............................   0.80%
Real Estate Securities Fund .........................   0.85%

   The Adviser pays the Subadviser a fee equal to one half of the Adviser fee.

   Phoenix Equity Planning Corporation ("PEPCO"), a direct subsidiary of PXP, serves as Administrator of the Trust. PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended September 30, 2001, financial agent fees were $287,633, of which PEPCO received $108,000. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

   The Adviser voluntarily agreed to waive or reimburse each Fund's operating expenses until January 31, 2002, to the extent that such expenses exceed the following percentages of average annual net assets:

                                    Class X    Class A   Class B    Class C
                                    -------    -------   -------    -------
Bond Fund ........................   0.90%      1.15%     1.90%      1.90%
Mid-Cap "EDGE"SM Fund ............   1.15%      1.40%     2.15%      2.15%
Real Estate Securities Fund ......   2.35%      3.05%     3.80%      3.80%

   PEPCO serves as the national distributor of the Trust's shares and has advised the Trust that it retained net selling commissions of $56,872 for Class A shares for the year ended September 30, 2001. Deferred sales charges retained by PEPCO for the year ended September 30, 2001 were $68,205 for Class B shares and $16,179 for Class C shares. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended September 30, 2001, $584,122 was retained by the Distributor, $211,807 was paid out to unaffiliated Participants and $8,786 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended September 30, 2001, transfer agent fees were $385,048 of which PEPCO retained $24,575 which is net of fees paid to State Street.

   At September 30, 2001, PNX and affiliates held Phoenix-Seneca Funds shares which aggregated the following:
                                                          Aggregate
                                                          Net Asset
                                          Shares            Value
                                        ---------        -----------
Bond Fund--Class X .................... 1,316,226        $13,741,399
Bond Fund--Class A ....................    11,516            119,421
Bond Fund--Class B ....................    11,367            116,512
Bond Fund--Class C ....................    11,349            116,441
Mid-Cap "EDGE"SM Fund--Class B ........     7,389            110,318
Mid-Cap "EDGE"SM Fund--Class C ........     7,390            110,333
Real Estate Securities Fund--Class B ..     8,828            108,408
Real Estate Securities Fund--Class C ..     8,829            108,420

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended September 30, 2001 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                     Purchases         Sales
                                   ------------    ------------
Bond Fund .......................  $ 27,857,819    $ 36,592,928
Mid-Cap "EDGE"SM Fund ...........   223,814,918     118,370,074
Real Estate Securities Fund .....    10,967,225       7,276,290

   Purchases and sales of long-term U.S. Government and agency securities during the year ended September 30, 2001, aggregated $94,260,218 and $61,983,775, respectively, for the Bond Fund.

4. CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (CONTINUED)

issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

5. OTHER

   As of September 30, 2001, the Funds had shareholders who each individually owned more than 10% of total net assets, none of whom are affiliated with PNX or PXP as follows:

                                    Number of      % of Total
                                  Shareholders     Net Assets
                                  ------------     ----------
Real Estate Securities Fund .....      1             53.2%

6. CAPITAL LOSS CARRYOVERS

   At September 30, 2001, the following funds have capital loss carryovers which may be used to offset future capital gains.

                                    Mid-Cap          Real Estate
Expiration Date                  "EDGE"SM Fund     Securities Fund
---------------                   ------------     ---------------
2009 ..........................     $709,370         $  818,561
2008 ..........................           --          1,109,072
2007 ..........................           --             24,701

   For the year ended September 30, 2001, the Bond Fund utilized losses deferred in the prior year against current year capital gains in the amount of $314.

   Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2001, the Bond Fund and the Mid-Cap "EDGE"SM Fund deferred capital losses of $1,502,796 and $30,661,639, respectively.

   For the year ended September 30, 2001, the Seneca Bond Fund utilized prior year capital losses deferred of $185,546.

   7. RECLASS OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of September 30, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:


                                                                     Capital paid
                                Undistributed    Accumulated         in on shares
                               net investment    net realized       of beneficial
                                   income         gain (loss)         interest
                               --------------    ------------      --------------
Bond Fund .................       $   32,058       $ (24,240)      $    (7,818)
Mid-Cap "EDGE"SM Fund .....        1,518,265        (138,482)       (1,379,783)
Real Estate Securities Fund           (1,813)              1             1,812


--------------------------------------------------------------------------------
                          TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2001, Mid-Cap "EDGE"SM fund designated $3,020,910 as long-term capital gain dividends.

   This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Trust's record and other pertinent information.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHICS OMITTED]

PRICEWATERHOUSECOOPERS


To the Board of Trustees and Shareholders of Phoenix-Seneca Funds:



     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid Cap "EDGE" Fund, and Phoenix-Seneca Real Estate Securities Fund (constituting the Phoenix-Seneca Funds, hereafter referred to as the "Trust") at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust, formerly Seneca Funds, for the year ended September 30, 1997 were audited by other independent accountants whose report dated November 5, 1997 expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
November 13, 2001

PHOENIX-SENECA FUNDS
909 Montgomery Street
San Francisco, California 94133

TRUSTEES
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Eileen A. Moran
Everett L. Morris
James M. Oates
Richard A. Pavia
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Gail P. Seneca, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Charles B. Dicke, Vice President
Robert S. Driessen, Vice President
Ronald K. Jacks, Vice President
Richard D. Little, Vice President
David Shapiro, Vice President
G. Jeffrey Bohne, Secretary
Nancy G. Curtiss, Treasurer


IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

SUBADVISER
Seneca Capital Management LLC
909 Montgomery Street
San Francisco, California 94133

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM

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

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford, CT 06115-0480

[GRAPHICS OMITTED]

PHOENIX
INVESTMENT PARTNERS

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.

PXP 1140 (11/01)